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                                                                   Exhibit 99.15

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                                DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                                             Report Number:     32     Page 1 of 2
                                                                                                             ---------
Chapter 11                                                                              For the Period FROM:  6/1/2004
                                                                                                             ---------
Case No. LA 01-44828-SB (Administratively Consolidated with                                              TO: 6/30/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA
01-44833-SB through LA 01-44836-SB; and LA 01-44841-SB)


1 Profit and Loss Statement (Accrual Basis Only)
  A.      Related to Business Operations
          Gross Sales                                                                          $    -
                                                                                               ------
          Costs Related to Revenues (Film Cost Amortization)
                                                                                               ------

                        Gross Profit
                                                                                                              --------
          Less:  Operating Expenses
          Officer Compensation                                                  34,856
                                                                               -------
          Salaries and Wages - Other Employees                                  11,781
                                                                               -------
                  Total Salaries and Wages                                                     46,637
                                                                                               ------
                  Employee Benefits and Pensions                                                2,655
                                                                                               ------
          Employer Payroll Taxes/Fees                                            1,756
                                                                               -------
          Other Taxes
                                                                               -------
                  Total Taxes                                                                   1,756
                                                                                               ------
                                                                               -------
          Rent and Lease Expense (including parking)                             6,002
                                                                               -------
          Distribution/Delivery Expenses                                           108
                                                                               -------
          Interest Expense
                                                                               -------
          Insurance
                                                                               -------
          Automobile Expense/Mileage
                                                                               -------
          Utilities (incl. Phone, phone equipment, internet)                        88
                                                                               -------
          Depreciation and Amortization
                                                                               -------
          Business Equipment Leases
                                                                               -------
          Business Expense reimbursement
                                                                               -------
          Storage Expense                                                        2,444
                                                                               -------
          Supplies, Office Expenses, Photocopies, etc.
                                                                               -------
          Bad Debts
                                                                               -------
          Miscellaneous Operating Expenses
                                                                               -------
                  Total Operating Expenses                                                     59,690
                                                                                               ------
                        Net Gain/Loss from Business Operations                                                 (59,690)
                                                                                                              --------
  B.      Not related to Business Operations
          Income
                  Interest Income
                                                                                               ------
                  Other Non-Operating Revenues                                                      -
                                                                                               ------
                  Gross Proceeds on Sale of Assets                                   -
                                                                               -------
                  Less:  Original Cost of Assets plus expenses of sale               -
                                                                               -------
                                                                                               ------
                        Net Gain/Loss on Sale of Assets                                             -
                                                                                               ------
                  Total Non-Operating Income                                                                         -
                                                                                                              --------
          Expenses Not Related to Business Operations
                  Legal and Professional Service Fees
                                                                                               ------
                  Other Non-Operating Expenses (Board/Trustee fees)
                                                                                               ------
                  Total Non-Operating Expenses                                                                       -
                                                                                                              --------
  NET INCOME/(LOSS) FOR PERIOD                                                                                $(59,690)
                                                                                                              ========

            DEBTOR IN POSSESSION OPERATING REPORT NO: 32             Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                          Accounts           Accounts
                                          Payable          Receivable
                                          --------         ----------
Current Under 30 days                            -                  -
                                          --------         ----------
    Overdue 31-60 days                           -                  -
                                          --------         ----------
    Overdue 61-90 days                           -
                                          --------         ----------
   Overdue 91-120 days                           -
                                          --------         ----------
 Overdue Over 121 days                           -
                                          --------         ----------
     Due in the Future                       3,905          1,833,707
                                          --------         ----------
                 TOTAL                       3,905          1,833,707
                                          --------         ----------

3 Statement of Status of Payments to Secured Creditors and Lessors:

  No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4 Tax Liability

  No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5 Insurance Coverage

                                          Carrier/   Amount of     Policy        Premium Paid
                                         Agent Name  Coverage  Expiration Date   Through Date
                                         ----------  --------- ---------------  --------------
Worker's Compensation (RENEWED)           St. Paul   1,000,000   1/14/2005        1/14/2005
Commercial Property (RENEWED)             St. Paul   2,000,000   2/14/2005        2/14/2005
Errors & Omissions - Library (RENEWED)    St. Paul   3,000,000    3/3/2005         3/3/2005

6 Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

      [ ] Yes            Explain:
      [x] No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

      [ ] Yes            Explain:
      [x] No

7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)

Total unpaid post-petition Professional Fees during the reporting period:     $ 270,839.76

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

  None.

9 Quarterly Fees:

  Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                         /s/ Alice Neuhauser
                                                         -----------------------
                                                         Debtor in Possession